UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		February 3, 2000

POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)

District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)

1900 Pennsylvania Avenue, N. W., Washington, D. C. (Address of principal executive offices)		20068 (Zip Code)

Registrant's telephone number, including area code		(202) 872-3526

(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                      Pepco
                                                                                                                                    Form 8-K

Item 7.     Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit	Reference

12	Computation of ratios	Filed herewith.
23	Consent of Independent Accountants	Filed herewith.
27	Financial Data Schedule	Filed herewith.
99

The 1999 consolidated financial statements of the Company and Subsidiary, together with the report thereon of PricewaterhouseCoopers dated January 21, 2000; and Management's Discussion and Analysis of Consolidated Results of Operations and Financial Condition as well as selected financial data

Filed herewith.

Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Potomac Electric Power Company (Registrant)

By DENNIS R. WRAASE Dennis R. Wraase Executive Vice President and Chief Financial Officer

February 3, 2000
      DATE